Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Credit AgreemenT (this “Fourth Amendment”) is entered into as of May 3, 2017 (the “Fourth Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions party hereto as Lenders (hereinafter collectively referred to as the “Executing Lenders”, and each individually, an “Executing Lender”).
W I T N E S S E T H
WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Fourth Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and
WHEREAS, subject to and upon the terms and conditions set forth herein, the Executing Lenders have agreed to enter into this Fourth Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Executing Lenders hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio Test” shall mean, as of any date of determination during a non-Investment

Grade Period in connection with any of the transactions contemplated in the definition of “Permitted Acquisition”, the last sentence of the definition of “Unrestricted Subsidiary” and Sections 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.1(aa)(iv), 10.3(a), 10.3(b), 10.5(g) or 10.6(i), the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio is less than or equal to (a) 6.00 to 1.00 as of the last day of the Test Period ending on March 31, 2018, (b) 5.50 to 1.00 as of the last day of the Test Period ending on June 30, 2018 and (c) 5.00 to 1.00 as of the last day of each Test Period ending on September 30, 2018 and December 31, 2018, in each case, after giving pro forma effect to any such transactions and any Borrowings made on the date thereof, as the case may be; provided, that, Borrower shall be deemed to be in compliance with this Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio Test so long as the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio decreases after giving pro forma effect to such transactions or Borrowings compared to the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio immediately prior to giving effect to such transactions or Borrowings, regardless of whether the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio is actually less than or equal to the relevant ratio set forth in this definition at such time.
“Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2017)” shall mean, as of any date of determination in connection with any of the transactions contemplated in Sections 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.5(g) or 10.6(i), the Consolidated Total Debt to Consolidated EBITDAX Ratio is less than or equal to 6.00 to 1.00 as of the last day of each Test Period ending on March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, in each case, after giving pro forma effect to any such transactions and any Borrowings made on the date thereof, as the case may be; provided, that, Borrower shall be deemed to be in compliance with this Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2017) so long as the Consolidated Total Debt to Consolidated EBITDAX Ratio decreases after giving pro forma effect to such transactions or Borrowings compared to the Consolidated Total Debt to Consolidated EBITDAX Ratio immediately prior to giving effect to such transactions or Borrowings, regardless of whether the Consolidated Total Debt to Consolidated EBITDAX Ratio is actually less than or equal to the relevant ratio set forth in this definition at such time.
“Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2019)” shall mean, as of any date of determination in connection with any of the transactions contemplated in the definition of “Permitted Acquisition”, the last sentence of the definition of “Unrestricted Subsidiary” and Sections 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.1(aa)(iv), 10.3(a), 10.3(b), 10.5(g) or 10.6(i), the Consolidated Total Debt to Consolidated EBITDAX Ratio is less than or equal to (a) 4.25 to 1.00 as of the last day of each Test Period ending during any Investment Grade Period, and as of the last day of each Test Period ending on or after March 31, 2019, in each case, after giving pro forma effect to any such transactions and any Borrowings made on the date thereof, as the case may be; provided, that, Borrower shall be deemed to be in compliance with this

Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2019) so long as the Consolidated Total Debt to Consolidated EBITDAX Ratio decreases after giving pro forma effect to such transactions or Borrowings compared to the Consolidated Total Debt to Consolidated EBITDAX Ratio immediately prior to giving effect to such transactions or Borrowings, regardless of whether the Consolidated Total Debt to Consolidated EBITDAX Ratio is actually less than or equal to the relevant ratio set forth in this definition at such time.
“Fourth Amendment” shall mean that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 3, 2017 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Total Leverage Tests” shall mean the Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2017), the Consolidated Total Debt to Consolidated EBITDAX Ratio Test (2019) and the Consolidated Total Debt to Annualized Consolidated EBITDAX Ratio Test.
1.2Restatement of Definitions. The definitions of “Applicable Margin”, “Credit Documents”, “Financial Performance Covenants”, “Joint Bookrunners” and “Joint Lead Arrangers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Applicable Margin” shall mean, for any day, with respect to any ABR Loan or LIBOR Loan or Commitment Fee, as the case may be;
(a)    at any time other than during an Investment Grade Period, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	X < 25%	≥ 25% X <50%	≥ 50% X <75%	≥ 75% X <90%	X ≥ 90%
LIBOR Loans	2.500%	2.750%	3.000%	3.250%	3.500%
ABR Loans	1.500%	1.750%	2.000%	2.250%	2.500%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%

and

(b)    at any time during an Investment Grade Period, the rate per annum set forth in the grid below based upon the higher of the Ratings assigned to the Borrower by Moody’s or S&P in effect on such day:

Ratings Grid
Rating	≥ Baa1/BBB+	Baa2/BBB	Baa3/BBB-	≤Ba1/BB+
LIBOR Loans	1.125%	1.250%	1.500%	1.750%
ABR Loans	0.125%	0.250%	0.500%	0.750%
Commitment Fee Rate	0.150%	0.200%	0.250%	0.300%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Guarantee, the Security Documents, any Intercreditor Agreement and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.
“Financial Performance Covenants” shall mean the covenants of the Borrower set forth in Section 10.11; provided, that references in this Agreement to the Borrower being in compliance on a pro forma basis with the Financial Performance Covenants as of the date of a certain event, or words to similar effect, shall refer to (a) the ratios in the covenants set forth in Section 10.11, and (b) the ratios in the applicable Total Leverage Test solely with respect to such references in the definitions of “Permitted Acquisition” and “Unrestricted Subsidiary” and Sections 10.1(i)(i)(D), 10.1(j)(i)(B), 10.1(n), 10.1(aa)(iv), 10.3(a), 10.3(b), 10.5(g) and 10.6(i), in each case, that are to be complied with as of such date of occurrence or as of the last day of the Test Period (or 2018 Rolling Period, as applicable) next ending following such date.
“Joint Bookrunners” shall mean JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Closing Date) and Wells Fargo Securities, LLC, each in its capacity as joint bookrunner in respect of the Facility.
“Joint Lead Arrangers” shall mean JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Closing Date) and Wells Fargo Securities, LLC, each in its capacity as joint lead arranger in respect of the Facility.

1.3Amendments to Section 10.1 of the Credit Agreement.

(a)Section 10.1(g) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(g)    (i) Indebtedness (including Indebtedness arising under Capital Leases) incurred prior to or within 270 days after the acquisition, construction, lease, repair, replacement, expansion or improvement of fixed or capital assets to finance the acquisition, construction, lease, repair, replacement expansion, or improvement of such fixed or capital assets; (ii) Indebtedness arising under Capital Leases, other than (A) Capital Leases in effect on the Closing Date and (B) Capital Leases entered into pursuant to subclause (i) above (provided that, in the case of each of the foregoing subclauses (i) and (ii), the aggregate principal amount of Indebtedness outstanding at any time pursuant to this clause (g) shall not at the time of incurrence thereof and after giving pro forma effect thereto, exceed $200,000,000 (measured as of the date such Indebtedness is incurred based upon the financial statements most recently available prior to such date); and (iii) any Permitted Refinancing Indebtedness issued or incurred to Refinance any such Indebtedness;”
(b)Clause (iv) of Section 10.1(aa) of the Credit Agreement is hereby amended by deleting the phrase “set forth in Section 10.11” where it appears in clause (A) therein.

1.4Amendments to Section 10.11 of the Credit Agreement.

(a)Section 10.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(b)Section 10.11(b) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(c)Section 10.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c)    Consolidated Senior Secured Debt to Consolidated EBITDAX Ratio. The Borrower will not permit its Consolidated Senior Secured Debt to Consolidated EBITDAX Ratio to be greater than (i) 3.00 to 1.00 as of the last day of each Test Period ending on March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 and (ii) 2.50 to 1.00 as of the last day of each Test Period ending on and after June 30, 2018; provided that, solely with respect to any such testing date that occurs during any Investment Grade Period, the Borrower will not be required to comply with this Section 10.11(c) for such date.
(d)Section 10.11(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)    Consolidated EBITDAX to Consolidated Interest Charges Ratio. The Borrower will not permit the Consolidated EBITDAX to Consolidated Interest Charges Ratio to be less than 1.25 to 1.00 as of the last day of each Test Period ending on and after March 31, 2017; provided that, solely with respect to any such testing date that occurs during any Investment Grade Period, the Borrower will not be required to comply with this Section 10.11(d) for such date.
Section 2.Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, the Administrative Agent and the Lenders hereby agree that the Borrowing Base of $1,050,000,000 is hereby reaffirmed as of the Fourth Amendment Effective Date. The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 2 shall be deemed to be the Scheduled Redetermination scheduled for on or about May 1, 2017 for purposes of Section 2.14 of the Credit Agreement.

Section 3.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the Fourth Amendment Effective Date:

3.1Counterparts. Administrative Agent shall have received counterparts hereof duly executed by an Authorized Officer of each of Borrower, the Guarantors and the Required Lenders.

3.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency shall then exist, in each case, before and after giving effect to the amendments to the Credit Agreement contained in Section 1 hereof and the redetermination of the Borrowing Base contained in Section 2 hereof.

3.3Payment of Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

3.4Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.

Section 4.Representations and Warranties. To induce Executing Lenders and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows as of the Fourth Amendment Effective Date:

4.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Fourth Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

4.2Due Authorization. The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

4.3Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Credit Documents or any Liens intended to be created thereby.

Section 5.Miscellaneous.

5.1No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

5.2Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby or thereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

5.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

5.4Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5Counterparts. This Fourth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Borrower, the Guarantors and Required Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.

5.6Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.7Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

5.8Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.9Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.10Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers effective as of the Fourth Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Fourth Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS, LLC
PLAIN ENERGY HOLDINGS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Brewster
Name:	Mark Brewster
Title:	Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ING CAPITAL LLC,
as a Lender

By:	/s/ Charles E. Hall
Name:	Charles E. Hall
Title:	Managing Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUNTRUST BANK,
as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Mr. Hiroyuki Maeda
Name:	Mr. Hiroyuki Maeda
Title:	Managing Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

BOKF, NA DBA BANK OF TEXAS,
as a Lender

By:	/s/ Mynan C. Feldman
Name:	Mynan C. Feldman
Title:	Senior Vice President

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Signature Page
Fourth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.